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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported: January 12, 2000)


                           AMERUS LIFE HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)


IOWA                                   0-21459               42-1459712
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                            Identification No.)


699 WALNUT STREET
DES MOINES, IOWA                                 50309-3948
(Address of Principal Executive Offices)         (Zip Code)

Registrant's telephone number, including area code:  (515) 362-3600

ITEM 5.  OTHER EVENTS

         Please see the News Release and Investor Presentation attached hereto as Exhibits 99.1 and 99.2.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERUS LIFE HOLDINGS, INC.

                                            By:
                                               -----------------------
                                                Michael G. Fraizer
                                                Senior Vice President &
                                                Chief Financial Officer
Dated:  January 12, 2000

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                                 EXHIBIT INDEX

Exhibit
Number         Description
-------        -----------

99.1           News Release

99.2           Investor Presentation